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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): AUGUST 8, 2002

                      THE READER'S DIGEST ASSOCIATION, INC.
            (Exact name of registrant as specified in its charter)

           DELAWARE                      1-10434                13-1726769
(State or other jurisdiction of   (Commission File Number)   (I.R.S. Employer
 incorporation or organization)                           Identification Number)

        PLEASANTVILLE, NEW YORK                               10570-7000
(Address of principal executive offices)                      (Zip Code)

               Registrant's telephone number, including area code:
                                 (914) 238-1000


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ITEM 5.       OTHER EVENTS.

        On August 8, 2002, The Reader's Digest Association, Inc. ("Reader's Digest") announced that the Delaware Court of Chancery denied the motion to enjoin its pending recapitalization transaction. The motion had been made by plaintiffs in two cases brought in connection with the proposed recapitalization: (1) Levco Alternative Fund Ltd. and Purchase Associates, L.P.
v. The Reader's Digest Association, Inc., Thomas O. Ryder, Jonathan B. Bulkeley, Herman Cain, Lynne V. Cheney, M. Christine DeVita, James E. Preston, Lawrence R. Ricciardi, C.J. Silas, William J. White, Ed Zschau, DeWitt Wallace-Reader's Digest Fund, and Lila-Wallace Reader's Digest Fund (the "Levco Action"); and (2) Carole Lang v. Thomas O. Ryder, Jonathan B. Bulkeley, Herman Cain, Lynne V. Cheney, M. Christine DeVita, James E. Preston, Lawrence R. Ricciardi, C.J. Silas, William J. White, Ed Zschau, DeWitt Wallace-Reader's Digest Fund, Inc., Lila-Wallace Reader's Digest Fund, Inc. and The Reader's Digest Association, Inc. (the "Lang Action"). A copy of the ruling from the Delaware Court of Chancery is attached hereto as Exhibit 99.1.

         On August 13, 2002, Reader's Digest announced that the Supreme Court of Delaware reversed the decision of the Delaware Chancery Court and instructed the Chancery Court to preliminarily enjoin the recapitalization pending a trial on the merits of the Levco Action and the Lang Action. A copy of the opinion issued by the Supreme Court of Delaware is attached hereto as Exhibit 99.2.

         On August 22, 2002, two additional complaints (the "New Complaints") were filed in Delaware Chancery Court against Reader's Digest and other named defendants in connection with the proposed recapitalization of Reader's Digest. Reader's Digest believes the allegations in the New Complaints are entirely without merit and intends to vigorously defend the actions. Copies of the New Complaints are attached hereto as Exhibits 99.3 and 99.4, respectively.

         On August 27, 2002, a stipulation of dismissal (the "Levco Stipulation of Dismissal") was entered into in connection with the Levco Action. The
Levco Stipulation of Dismissal dismisses the Levco Action with prejudice. A copy of the Levco Stipulation of Dismissal is attached hereto as Exhibit 99.5.


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ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
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         (a)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED
                  Not applicable

         (b)      PRO FORMA FINANCIAL INFORMATION
                  Not applicable

         (c)      EXHIBITS

            NUMBER                           DESCRIPTION

            99.1 August 8, 2002 Ruling of the Delaware Court of Chancery denying the motion to enjoin Reader's Digest's pending recapitalization transaction.

            99.2 August 13, 2002 Opinion of the Supreme Court of Delaware reversing the decision of the Delaware Chancery Court and instructing the Chancery Court to preliminarily enjoin the recapitalization pending a trial on the merits of the Levco Action and the Lang Action.

            99.3 Complaint of Bobby Adams, individually and on behalf of all others similarly situated, against The Reader's Digest Association, Inc., DeWitt Wallace-Reader's Digest Fund, Lila-Wallace Reader's Digest Fund,
                         Thomas O. Ryder, Jonathan B. Bulkeley, Herman Cain, Lynne V. Cheney, M. Christine DeVita, James E. Preston, Lawrence R. Ricciardi, C.J. Silas, William J. White, and Ed Zschau.

            99.4 Complaint of Curtis Denison, individually and on behalf of all others similarly situated, against The Reader's Digest Association, Inc., DeWitt Wallace-Reader's Digest Fund, Lila-Wallace Reader's Digest Fund,
                         Thomas O. Ryder, Jonathan B. Bulkeley, Herman Cain, Lynne V. Cheney, M. Christine DeVita, James E. Preston, Lawrence R. Ricciardi, C.J. Silas, William J. White, and Ed Zschau.

            99.5         Levco Stipulation of Dismissal.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 The Reader's Digest Association, Inc.

Date:  August 27, 2002

                                 /S/      C.H.R. DUPREE
                                 ----------------------------------------------
                                 Name:    C.H.R. DuPree
                                 Title:   Vice President, Corporate Secretary
                                            and Associate General Counsel



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                                  EXHIBIT INDEX

EXHIBIT NO.                               DESCRIPTION

99.1 August 8, 2002 Ruling of the Delaware Court of Chancery denying the motion to enjoin Reader's Digest's pending recapitalization transaction.

99.2 August 13, 2002 Opinion of the Supreme Court of Delaware reversing the decision of the Delaware Chancery Court and instructing the Chancery Court to preliminarily enjoin the recapitalization pending a trial on the merits of the Levco Action and the Lang Action.

99.3 Complaint of Bobby Adams, individually and on behalf of all others similarly situated, against The Reader's Digest Association, Inc., DeWitt Wallace-Reader's Digest Fund, Lila-Wallace Reader's Digest Fund, Thomas O. Ryder, Jonathan
                    B. Bulkeley, Herman Cain, Lynne V. Cheney, M. Christine DeVita, James E. Preston, Lawrence R. Ricciardi, C.J. Silas, William J. White, and Ed Zschau.

99.4 Complaint of Curtis Denison, individually and on behalf of all others similarly situated, against The Reader's Digest Association, Inc., DeWitt Wallace-Reader's Digest Fund, Lila-Wallace Reader's Digest Fund, Thomas O. Ryder, Jonathan
                    B. Bulkeley, Herman Cain, Lynne V. Cheney, M. Christine DeVita, James E. Preston, Lawrence R. Ricciardi, C.J. Silas, William J. White, and Ed Zschau.

99.5                Levco Stipulation of Dismissal.